UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

PetIQ, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of PetIQ, Inc., a Delaware corporation (the “Company”) by Gula Buyer Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated February 4, 2024, by and among the Company, Parent and Gula Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent:

I.	Email to Employees
II.	Frequently Asked Questions on PetIQ/Bansk Group Proposed Transaction
III.	Talking Points on PetIQ/Bansk Group Proposed Transaction

Each item above was first used or made available on August 7, 2024.

I.	Email to Employees

Subject: PetIQ Enters Into Definitive Agreement to be Acquired by Bansk Group

Body:

All –

Please see the below note from CEO Cord Christensen.

PetIQ Team –

On behalf of PetIQ’s Board of Directors and Executive Leadership Team, we are thrilled to share one of the most significant milestones in PetIQ history.

After seven years as a public company, this morning we announced PetIQ has entered into a definitive agreement with Bansk Group in which they will acquire all of the outstanding shares of PetIQ’s common stock for $31.00 per share, in an all-cash transaction valued at approximately $1.5 billion. This is a substantial premium to our current share price and an attractive outcome for our company and PetIQ stockholders. The proposed transaction is expected to close in the fourth quarter of 2024, subject to the approval of PetIQ stakeholders and the satisfaction of our customary closing conditions. Upon completion of the proposed transaction, PetIQ’s common stock will no longer be listed on the NASDAQ Stock Market, the company will become privately held and will continue to be operated independently by our Executive Leadership Team.

Since going public in 2017, PetIQ has grown net sales from ~$267 million to over $1 billion and Adjusted EBITDA from ~$22 million to over $115 million. This is no small feat, and I am incredibly proud of the passionate and resilient organization we have built. Your hard work and dedication are what has led us here today and we have a lot more success ahead of us.

I am sure everyone would like to know: who is Bansk Group and what exactly does this mean for our company, our team, and our future?

Bansk Group is a consumer-focused private investment firm dedicated to building distinctive consumer brands with more than four decades of managing consumer health products. They are excited to support and partner with us because they believe that our team has developed a portfolio of uniquely differentiated brands in the pet health and wellness category.

We have spent a considerable amount of time getting to know the Bansk team as a future partner and we believe we have an incredible opportunity to utilize their extensive operational and brand-building experience to continue to execute on our strategy while accelerating many longer-term growth initiatives - all in the pursuit of providing pet parents convenient access to affordable pet healthcare.

While there is much work to be done in the coming months preparing for the completion of this proposed transaction, it is business as usual and full steam ahead for our team. PetIQ’s mission and core values remain the same. We are still in control of our destiny, our strategy, and our business initiatives. We will continue to invest in and support our amazing and unique company culture. We have always known how passionate and talented our team is, and we are excited Bansk recognizes that too.

On top of this milestone announcement for our team, we are also very pleased to share that today we reported another quarter of record financial results. Our second quarter and year-to-date 2024 results were driven by PetIQ’s brands, with net sales in-line with our expectations and Adjusted EBITDA well above our plan.

We know you are anxious to learn more, and we look forward to sharing more information with you at tomorrow’s town hall. We invite you to submit your questions via this link.

In the meantime, you can read more about our agreement with Bansk and our second quarter 2024 earnings on our website here.

Cord Christensen

CEO & Chairman

***

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PetIQ, Inc. (the "Company") by Gula Buyer Inc. ("Parent") pursuant to the Agreement and Plan of Merger, dated as of August 7, 2024, by and among the Company, Parent and Gula Merger Sub Inc. The Company intends to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of the Company seeking any required stockholder approvals.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at 208-513-1513, by email at investor.relations@petiq.com, or by going to the Company’s Investor Relations page on its website at https://ir.petiq.com/ and clicking on the link under “Financial Information” titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 29, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on April 19, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with the Bansk Group. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website at https://ir.petiq.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

II.	Frequently Asked Questions (FAQ’s) on PetIQ/Bansk Group Proposed Transaction

August 7, 2024

1.	Who is Bansk Group? Who is Bart Brecht?

a.	Founded in 2019, Bansk Group is a New York-based private investment firm focused on investing in and building distinctive consumer brands. The firm partners with differentiated brands across four primary consumer categories: beauty & personal care, consumer health, food & beverage, and household products. The firm currently manages ~$2.2 billion of assets.

b.	Bart Brecht founded Bansk Group and is currently their Chairman and Senior Partner. Bart has an almost forty-year track record of building consumer brands in various operating and investing roles.

c.	Prior to founding Bansk, Bart was a Senior Partner and Chairman of JAB Holding Company, a global investment firm focused on the consumer sector, and the former CEO of Reckitt Benckiser, a leading global branded consumer goods company. Prior to joining Reckitt Benckiser, Bart held finance and marketing roles at Procter & Gamble.

2.	Why does Bansk want to partner with PetIQ?

a.	Bansk believes that PetIQ has developed a portfolio of uniquely differentiated brands in the very attractive pet health and wellness category and plans to continue working with our team to support PetIQ’s strong business momentum, including investments in enhanced capabilities and offerings as well as through strategic acquisitions.

3.	Why would PetIQ want to go private?

a.	The proposed transaction provides us with an incredible opportunity to continue to execute on our strategy of providing pet parents convenient access to affordable pet healthcare while accelerating many longer-term growth initiatives

b.	We are partnering with Bansk, a private investment firm focused on investing in and building distinctive consumer brands, to bring additional investment and resources to our team. They look forward to leveraging our expertise in building distinct, trusted consumer brands to support the Company’s continued success.

c.	PetIQ’s mission and core values will remain the same and it is business as usual for all PetIQ employees

4.	How will this proposed transaction impact me?

a.	This is an extremely positive and strong partnership for PetIQ, bringing significant additional investment and resources to our team and our business model, and enabling us to more strongly execute our 5- and 10-year plans.

b.	It is business as usual. Our mission, core values, business strategies and day-to-day roles remain the same.

c.	The proposed transaction is expected to close in the fourth quarter of 2024, subject to customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

5.	In light of the proposed transaction, will PetIQ be having layoffs?

a.	It’s business as usual; however, as always, we will continue to assess and refine our strategy and resources to best position the company to serve pets and pet parents. Any potential decisions made will be based on our ongoing corporate strategy.

6.	Will there be any changes to leadership?

a.	No, the existing management team will continue to lead PetIQ. It’s business as usual.

7.	What will happen to PetIQ stock?

a.	Upon closing of the proposed transaction, which is expected in the fourth quarter of 2024, PetIQ will be a private company. PetIQ stock will then be delisted from Nasdaq and PetIQ stockholders will receive $31/share.

8.	When will the shareholder vote be?

a.	The date of the shareholder vote has not been determined yet. The Company intends to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction.

b.	Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at 208-513-1513, by email at investor.relations@petiq.com, or by going to the Company’s Investor Relations page on its website at https://ir.petiq.com/ and clicking on the link under “Financial Information” titled “SEC Filings.”

9.	When is the proposed transaction expected to close?

a.	The proposed transaction is expected to close in the fourth quarter, subject to customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

10.	Will the day-to-day culture change at PetIQ?

a.	No, it is business as usual, and we will continue to invest in and support our company culture.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PetIQ, Inc. (the "Company") by Gula Buyer Inc. ("Parent") pursuant to the Agreement and Plan of Merger, dated as of August 7, 2024, by and among the Company, Parent and Gula Merger Sub Inc. The Company intends to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of the Company seeking any required stockholder approvals.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at 208-513-1513, by email at investor.relations@petiq.com, or by going to the Company’s Investor Relations page on its website at https://ir.petiq.com/ and clicking on the link under “Financial Information” titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 29, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on April 19, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with the Bansk Group. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website at https://ir.petiq.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

III.	Talking Points on PetIQ/Bansk Group Proposed Transaction

August 7, 2024

•	As a valued employee/partner/vendor of PetIQ, we are excited to share some recent developments for our company.

•	PetIQ and Bansk Group (“Bansk”), a consumer-focused private investment firm dedicated to building distinctive consumer brands, announced that PetIQ entered into a definitive agreement pursuant to which Bansk will acquire all of the outstanding shares of PetIQ’s common stock for $31 per share.

•	PetIQ is excited to partner with Bansk and to utilize their team’s extensive operational and brand-building experience.

•	We believe the proposed transaction provides us with an incredible opportunity to continue to execute on our strategy of providing pet parents convenient access to affordable pet healthcare while accelerating many longer-term growth initiatives.

•	Bansk believes that PetIQ has developed a portfolio of uniquely differentiated brands in the very attractive pet health and wellness category. Their team looks forward to working with us to support our business initiatives and the strong momentum we have across the company, including through investments in enhanced capabilities and offerings as well as through strategic acquisitions.

•	It is business as usual for the PetIQ team.

•	PetIQ’s mission, core values and business initiatives will remain the same.

•	We will continue serving pet parents through both our products and services offerings.

•	The proposed transaction is expected to close in the fourth quarter of 2024, subject to the approval of PetIQ stockholders and the satisfaction of other customary closing conditions.

•	Upon completion of the proposed transaction, PetIQ’s common stock will no longer be listed on the NASDAQ Stock Market.

•	PetIQ will be privately held and continue to be operated independently by the PetIQ executive team.

•	We look forward to continuing working with you as a trusted and valued partner.

•	For more information, please see our press release on this announcement: https://ir.petiq.com/news-releases.

•	Please do not hesitate to reach out to us with any questions.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PetIQ, Inc. (the "Company") by Gula Buyer Inc. ("Parent") pursuant to the Agreement and Plan of Merger, dated as of August 7, 2024, by and among the Company, Parent and Gula Merger Sub Inc. The Company intends to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. The proxy statement will contain important information about the proposed transaction and related matters. Investors and security holders of the Company are urged to carefully read the entire proxy statement (including any amendments or supplements thereto) when it becomes available because it will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of the Company seeking any required stockholder approvals.

Investors and security holders of the Company will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at 208-513-1513, by email at investor.relations@petiq.com, or by going to the Company’s Investor Relations page on its website at https://ir.petiq.com/ and clicking on the link under “Financial Information” titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 29, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on April 19, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with the Bansk Group. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website at https://ir.petiq.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.